SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2012
SUBSEQUENT EVENTS
SUBSEQUENT EVENTS

NOTE 22—SUBSEQUENT EVENTS

Tender Offer

        On November 30, 2012, the Company announced the commencement of a tender offer (the Tender Offer) to purchase up to 25,000,000 (or 8,333,333 after reverse share split) of its ordinary shares at a price of $1.20 (or $3.60 after reverse share split) per share. The Tender Offer expired on January 3, 2013. As of January 10, 2013, the Company has accepted for purchase 25,000,000 (or 8,333,333 after reverse share split) of the Company's ordinary shares at a cost of approximately $30 million under the Tender Offer. All the repurchased shares through the tender offer have been cancelled at the purchasing date of January 10, 2013

One-for-Three Reverse Share Split

        On March 21, 2013, shareholders of the Company approved the consolidation of the authorized share capital of the company from the existing 750,000,000 Ordinary Shares of US$0.00125 par value each into 250,000,000 Ordinary Shares of US$0.00375 par value each. As a result, the one-for-three reverse split of the company's ordinary shares became effective on March 21, 2013 with trading of the post-reverse split-adjusted basis on the NASDAQ Global Select Market commencing as of the opening of trading on Friday, March 22. All shares related data used in the presentation of these financial statements have been have been adjusted retroactively to reflect the one for three reverse share split.

Disposal of Bodashutong

        In December 2011, the Company invested $0.6 million into Beijing Bodashutong Technology Development Co. Ltd, or Bodashutong, through its subsidiaries, Shidazhibo (Beijing) Culture and Media Co. Ltd. and UTStarcom (China) Co., Ltd. The Company owned a 30% equity interest of Bodashutong as of December 31, 2012, and accounts for this investment using the equity method.

        On September 21, 2012, the Board of Directors of Bodashutong approved a Board Resolution to approve Shidazhibo (Beijing) Culture and Media Co. Ltd to transfer its equity interest in Bodashutong to other three shareholders of Bodashutong equally at consideration of $0.6 million which is equal to the Company's investment cost. The equity transfer was approved by the State-owned Assets Supervision and Administration Commission of the State Council in February 2013 and the equity interest transfer was completed in March 2013.

Receipt of "Go Private" Proposal

        The Board of Directors (the "Board") of the Company has received a preliminary non-binding proposal letter dated March 27, 2013 from one of its Directors, Mr. Hong Liang Lu, and entities affiliated with him (collectively, "Mr. Lu"), and Shah Capital Opportunity Fund LP and Himanshu H. Shah (collectively, "Shah Capital") to acquire all of the outstanding shares of UTStarcom not currently owned by Mr. Lu or Shah Capital in a going private transaction for $3.20 per ordinary share in cash, subject to certain conditions. Mr. Lu and Shah Capital currently own approximately 3.2% and 17.6% of UTStarcom's ordinary shares, respectively. The Board has formed a special committee of independent directors (the "Special Committee") consisting of three independent directors, Baichuan Du, Sean Shao and Linzhen Xie, to consider this proposal.

NGN spin off

        On March 22, 2013, the Company entered into the agreement to divest all of our NGN related assets and liabilities to a third party for a cash payment of $2.7 million by the Company.

DOCSIS-EOC disposal

        On March 22, 2013, the Company entered into the agreement to dispose its DOCSIS-EOC product to a third party with a cash consideration of $1.8 million by the buyer. The transaction was closed at Apr 9, 2013.